                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                FPA  Hawkeye-7  Fund,  a series  of FPA
                                     Hawkeye Fund, LLC

Address:                             11601 Wilshire Blvd.
                                     Suite 1200
                                     Los Angeles, CA 90025

Date of Event Requiring              06/08/17
Statement:

Name:                                FPA Hawkeye  Fund, a series of FPA Hawkeye
                                     Fund, LLC

Address:                             11601 Wilshire Blvd.
                                     Suite 1200
                                     Los Angeles, CA 90025

Date of Event Requiring              06/08/17
Statement:

Name:                                J. Richard Atwood

Address:                             11601 Wilshire Blvd.
                                     Suite 1200
                                     Los Angeles, CA 90025

Date of Event Requiring              06/08/17
Statement:

Name:                                Steven T. Romick

Address:                             11601 Wilshire Blvd.
                                     Suite 1200
                                     Los Angeles, CA 90025

Date of Event Requiring              06/08/17
Statement:

Name:                                Brian A. Selmo

Address:                             11601 Wilshire Blvd.
                                     Suite 1200
                                     Los Angeles, CA 90025

Date of Event Requiring              06/08/17
Statement:

Name:                                Mark Landecker

Address:                             11601 Wilshire Blvd.
                                     Suite 1200
                                     Los Angeles, CA 90025

Date of Event Requiring               06/08/17
Statement: